UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2020 (February 4, 2020)

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6655 Peachtree Dunwoody Rd.

Atlanta, GA 30328

(Address of principal executive offices including zip code)

(770) 418 - 7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $1 par value per share	NWL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Bonus Program

On February 4, 2020, the Organizational Development & Compensation Committee (the “Committee”) used its discretion under the Newell Brands Inc. Management Bonus Plan (the “Bonus Plan”) under the shareholder approved 2013 Incentive Plan to establish the performance criteria for the 2020 bonus awards. For each named executive officer, 2020 bonus awards will be tied to corporate performance goals previously approved by the Company’s shareholders, including adjusted operating cashflow, core sales growth and adjusted earnings per share. Following completion of 2020, named executive officers are eligible to receive a bonus equal to such named executive officer’s base salary multiplied by the product of the target payout percentage described below and the Aggregate Corporate Performance Bonus Multiplier (as defined below), in each case based on attainment of applicable corporate performance goals, and subject to adjustment up or down, based on individual performance, quality of results or other factors deemed relevant by the Committee.

The “Aggregate Corporate Performance Bonus Multiplier” is a percentage from 0% to 200% determined by the Committee based on specified performance criteria for each applicable 2020 bonus award. The named executive officers participate in the 2020 Bonus Plan with a target payout equal to the percentage of their respective base salary as set forth below. In order to receive their bonuses, participants are generally required to continue to be employed by the Company through the date of payment of the bonus. The amount awarded to a named executive officer under the Bonus Plan will range between 0% and 200% of the target payout indicated below, based on the extent to which applicable performance criteria are met.

Name	Target Payout as a Percentage of Base Salary
Ravichandra K. Saligram	150%
Christopher H. Peterson	125%
Bradford R. Turner	100%

Russ Torres will not be eligible for a 2020 bonus award because he will be leaving the Company effective March 8, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2020		NEWELL BRANDS INC.

	By:	/s/ Bradford R. Turner
Bradford R. Turner
Chief Legal and Administrative Officer and Corporate Secretary